UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2021
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11111 Katy Freeway, Suite 1006, Houston, TX 77079
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01     Entry into a Material Definitive Agreement.

On December 1, 2021, Nuverra Environmental Solutions, Inc. (“Nuverra” or the “Company”), entered into a Third Amendment to Loan Agreement (the “Third Amendment”) with First International Bank & Trust, a North Dakota banking corporation (the “Lender”), pursuant to which the Company and the Lender agreed to amend that certain Master Loan Agreement, dated November 16, 2020 (as previously amended, the “Loan Agreement”), between the Company and Lender in order to (i) amend and restate the promissory note relating to the letter of credit facility (the “Amended and Restated Letter of Credit Note”) to extend the maturity date to November 18, 2022, (ii) amend and restated the promissory note relating to the undrawn $5.0 million operating line of credit loan (the “Amended and Restated Operating LOC Note”) to extend the maturity date to June 1, 2022, and (iii) permit the Company to use approximately $1.3 million of asset sale proceeds to fund specified capital expenditures relating to its solid waste landfill facility in Arnegard, North Dakota. The Third Amendment also contains customary representations and warranties from the Company and is executed by each of the Company’s wholly-owned guarantor subsidiaries.

The foregoing descriptions of the Third Amendment, the Amended and Restated Letter of Credit Note and the Amended and Restated Operating LOC Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Third Amendment to Loan Agreement, dated December 1, 2021, between Nuverra Environmental Solutions, Inc. and First International Bank & Trust

10.2	Amended and Restated Letter of Credit Promissory Note, dated December 1, 2021, by Nuverra Environmental Solutions, Inc. in favor of First International Bank & Trust

10.3	Amended and Restated Operating LOC Promissory Note, dated December 1, 2021, by Nuverra Environmental Solutions, Inc. in favor of First International Bank & Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 7, 2021	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary